Exhibit 99.1

PSIVIDA ANNOUNCES PROPOSED

PUBLIC OFFERING OF COMMON STOCK

WATERTOWN, Mass. (January 6, 2016)—pSivida Corp. (NASDAQ:PSDV) (ASX:PVA), a leader in the development of sustained release drug delivery products for treating eye diseases, today announced that it intends to offer and sell shares of its common stock in a proposed underwritten public offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

Ladenburg Thalmann and Northland Securities are acting as the joint book-running managers for the offering.

The securities described above are being offered by pSivida pursuant to a registration statement on Form S-3 previously filed and declared effective by the Securities and Exchange Commission (SEC). A preliminary prospectus supplement relating to the offering has been filed with the SEC. The offering may be made only by means of the preliminary prospectus supplement and the prospectus relating to the proposed offering, copies of which may be obtained, when available, from Ladenburg Thalmann, 570 Lexington Avenue, 11th Floor, New York, New York 10022, or by email at prospectus@ladenburg.com or from Northland Securities at 750 Third Avenue, Suite 2401, New York, NY 10017, or by email at ahammer@northlandcapitalmarkets.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities in the offering, nor shall there be any sale of these securities in any jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About pSivida Corp. pSivida Corp., headquartered in Watertown, MA, is a leader in the development of sustained release, drug delivery products for treating eye diseases. pSivida has developed three of only four FDA-approved sustained-release treatments for back-of-the-eye diseases. The most recent, ILUVIEN®, a micro-insert for diabetic macular edema, licensed to Alimera Sciences, is currently sold in the U.S. and three EU countries. Retisert®, an implant for posterior uveitis, is licensed to and sold by Bausch & Lomb. pSivida’s lead product candidate, Medidur™, a micro-insert for posterior uveitis being independently developed, is currently in pivotal Phase 3 clinical trials, with an NDA anticipated in the first half of 2017. pSivida’s pre-clinical development program is focused on using its core platform technologies Durasert™ and Tethadur™ to deliver drugs and biologics to treat wet and dry age-related macular degeneration, glaucoma, osteoarthritis and other diseases.

Forward-looking Statements

Various statements made in this release are forward-looking, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect or believe may occur in the future are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements include uncertainties with respect to: our ability to achieve profitable operations and access to capital; further impairment of our intangible assets; fluctuations in our operating results; declines in Retisert royalties; successful commercialization of, and receipt of revenues from, ILUVIEN for DME; the effect of pricing and reimbursement decisions on sales of ILUVIEN for DME; consequences of flucinolone acetonide side effects; safety and efficacy results of the second Medidur Phase 3 trial, timing of filing and acceptance of the Medidur NDA and EU marketing approval applications, if at all; ability to use data in a U.S. NDA from trials outside the U.S.; any exercise by Pfizer of its option with respect to the latanoprost product; our ability to develop Tethadur to successfully deliver large biologic molecules and develop products using it; our ability to successfully develop product candidates, initiate and complete clinical trials and receive regulatory approvals; our ability to market and sell products; the success of current and future license agreements; termination or breach of current license agreements; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; legislative or regulatory changes; volatility of stock price; possible dilution; absence of dividends; and other factors described in our filings with the SEC. You should read and interpret any forward-looking statements in light of these risks. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements, even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

Contact:

Beverly Jedynak

O: 312-943-1123

M: 773-350-5793

bjedynak@janispr.com